UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2021

Pareteum Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1185 Avenue of the Americas, 2nd Floor
New York, NY 10036
 (Address of principal executive offices) (Zip Code)

(646) 975-0400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
On June 19, 2021, Pareteum Corporation (the “Company”):
•entered into a Second Omnibus Agreement, dated as of June 18, 2021 (the “Omnibus Agreement”), with the holders of its previously outstanding Senior Second Lien Secured Convertible Notes due 2025 (the “Outstanding Notes”), the guarantors of the Outstanding Notes and the collateral agent;
•issued three new Senior Second Lien Secured Convertible Notes (the “New Notes”) due 2025 to Hoving & Partners Nominees Sarl, a private, Europe-based investor (“Hoving”), and B.M.F. de Kroes – Brinkers, a Europe-based affiliate of Hoving and a holder of an Outstanding Note (“Brinkers”);
•issued a new warrant, dated as of June 18, 2021 (the “New Warrant”), to purchase shares of the Company’s common stock (“Common Stock”) to Hoving; and
•entered into an amendment to its previously issued Senior Secured Convertible Note due 2025, dated as of June 8, 2020 (the “High Trail Note”), issued by the Company and held by High Trail Investments SA LLC (“High Trail”).
Omnibus Agreement
The Omnibus Agreement effected changes to several agreements and instruments previously entered into or issued by the Company.
Securities Purchase Agreement
The Omnibus Agreement amended the previously disclosed Securities Purchase Agreement, dated as of April 13, 2021 (the “Purchase Agreement”), among the Company, the holders of the Outstanding Notes and the collateral agent, under which the Outstanding Notes and certain warrants to purchase Common Stock were issued. Among other changes, the Omnibus Agreement:
•increased the aggregate principal amount of Senior Second Lien Secured Convertible Notes due 2025 issuable under the Purchase Agreement from $6,000,000 to $24,018,206 (plus the accrued in-kind interest that is subsequently added to the principal amount outstanding from time to time);
•increased the aggregate number of shares issuable upon the exercise of warrants to purchase Common Stock issuable under the Purchase Agreement from 5,000,000 shares to 11,265,000 shares;
•amended the Purchase Agreement by updating the schedule of buyers thereunder and adding additional negative covenants to the Purchase Agreement restricting the ability of the Company to take certain actions without the approval of the Noteholder Majority (as defined below); these new covenants restrict the Company from (i) selling any additional securities under the Purchase Agreement to any new investors and (ii) redeeming all or any portion of any Outstanding Notes or New Notes issued under the Purchase Agreement, except if the holders thereof receive the premium specified therein.
Outstanding Notes and Form of New Notes
The Omnibus Agreement amended certain terms and provisions of the Outstanding Notes and the form of any new Senior Second Lien Secured Notes due 2025 issued to any future buyer under the Purchase Agreement so that they conform to the form of the New Notes, as described below under “ – New Notes.” Accordingly, among other changes, the Omnibus Agreement:
•changed the conversion rate from 1,666.667 shares of Common Stock per $1,000 in principal amount of Outstanding Notes converted to 2,702.7027 shares of Common Stock per $1,000 in principal converted;
•revised the Outstanding Notes to provide for accrued interest to be paid in-kind by the Company by stating that the interest amounts accrued under the Outstanding Notes will be paid on each monthly payment date by adding such amounts to the outstanding principal amount thereof, rather than paying such amounts in cash or shares of Common Stock;
•revised the interest rate to provide that until the first interest payment date following the Company’s first filing all required reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), interest will accrue at 18%; and
•added a provision providing that, upon the request of holders of New Notes, Outstanding Notes and warrants issued under the Purchase Agreement that represent a majority of the shares of Common Stock issuable upon conversion of such notes and exercise of such warrants (the “Noteholder Majority”), the maturity date of such notes will be extended to October 1, 2027 from October 1, 2025; and
•The Omnibus Agreement substituted a new form of note, based upon the existing Outstanding Notes, as amended by the Omnibus Agreement, for issuance to future purchasers under the Purchase Agreement.

There is no material relationship between the Company or its affiliates, on the one hand, and the purchasers party to the Omnibus Agreement, on the other hand, except that the purchasers beneficially own the Outstanding Notes, certain outstanding warrants to purchase Common Stock and other securities of the Company. The foregoing description is qualified in its entirety by the terms of the Omnibus Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
New Notes
On June 19, 2021, in connection with the Company’s entry into the Omnibus Agreement, the Company and each of Hoving and Brinkers entered into a Joinder (as defined below) to join such investors as buyers under the Purchase Agreement and on the terms and conditions set forth therein, the Company issued and sold under the Purchase Agreement, as amended by the Omnibus Agreement and the Joinders, the New Notes in the principal amount of $17.33 million. The New Notes were purchased for an aggregate purchase price of $5 million in cash and the tender of 91.38 shares of the Company’s outstanding 8% Series C Redeemable Preferred Stock held by Hoving and Brinkers. The New Notes are otherwise substantially similar to each of the Outstanding Notes, as amended by the Omnibus Agreement, and are in the form of the note attached as an exhibit to the Purchase Agreement, as amended by the Omnibus Agreement and the Joinders.
Accordingly, the New Notes are senior, secured obligations of the Company, but rank junior to the High Trail Note. Interest on the New Notes accrues at of 8% per annum, however, until the first interest payment date following the Company’s first filing all required reports under the Exchange Act interest will accrue at 18%. Interest on the New Notes will accrue and be payable monthly on the first day of each calendar month beginning with the first such day beginning 31 days after the New Notes’ issuance date, by adding the amount of such accrued interest to the principal amount thereof, rather than paying such amounts in cash or shares of Common Stock, on such monthly payment date. If an event of default occurs and the purchaser delivers notice thereof, then interest will accrue at 18% per annum. The New Notes are secured by a second lien on substantially all assets of the Company and substantially all assets of its material U.S.-organized subsidiaries.
As with the Outstanding Notes, subject to an intercreditor agreement with High Trail, upon notice by the Company, the Company may elect to redeem all or a portion of the then-outstanding principal amount outstanding under the New Notes if the holder thereof receives the premium agreed in the Purchase Agreement, as amended by the Omnibus Agreement. As in the Outstanding Notes, the Company and the holders of the New Notes each may also elect for the Company to redeem the New Note at a 20% premium if the Company undergoes a fundamental change, and any holder of New Notes may, on any day on or after May 31, 2024, require the Company to prepay all or a portion of the principal and stated interest, so long as the intercreditor agreement with High Trail is no longer in place.
The New Notes will be convertible into Common Stock, in part or in whole, from time to time, at the election of the holder thereof (until June 18, 2022, in certain circumstances, subject to the consent of High Trail). The initial conversion rate is 2,702.7027 shares of Common Stock for each $1,000 of principal amount of New Note. The conversion rate is subject to customary anti-dilution adjustments in the event the Company issues stock dividends or effects a split or reverse split of the Common Stock.
Like the Outstanding Notes, the New Notes imposes certain customary affirmative and negative covenants upon the Company, as well as covenants (i) requiring that payments under the New Note rank senior to all unsecured indebtedness of the Company and (ii) restricting the declaration of any dividends or other distributions. The New Notes also contain customary events of default.
The Company intends to use the net proceeds from the offering of the New Note for general corporate purposes.
There is no material relationship between the Company or its affiliates, on the one hand, and Hoving and Brinker, on the other hand, except that Hoving and Brinker beneficially own other securities of the Company. The foregoing description is qualified in its entirety by the terms of the New Notes, which are attached hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.
New Warrant
On June 18, 2021, in connection with the Company’s entry into the Omnibus Agreement and the Joinders, the Company issued and sold under the Purchase Agreement, as amended by the Omnibus Agreement and the Joinders, the New Warrant to Hoving. The New Warrant is otherwise substantially similar to the outstanding warrants to purchase Common Stock that were issued to the holders of the Outstanding Notes at the time such holders purchased their Outstanding Notes. The New Warrant entitles Hoving to purchase 5,000,000 shares of Common Stock at an exercise price of $0.37 per share. The New Warrant is immediately exercisable by the holder, in whole or in part, at any time, and from time to time, until the fifth anniversary of the date of issuance. The terms of the New Warrant provide that the exercise price of the New Warrant, and the number of shares of Common Stock for which the New Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, consolidations, combinations and reclassifications.
There is no material relationship between the Company or its affiliates, on the one hand, and Hoving, on the other hand, except that Hoving beneficially owns other securities of the Company. The foregoing description is qualified in its entirety by the terms of the New Warrant, a form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
Joinders to Purchase Agreement
In connection with the entry by the Company into the Omnibus Agreement and the issuance of the New Notes and the New Warrant, the Company also entered into a joinder agreement with Hoving (the “Hoving Joinder”) and a joinder agreement with Brinkers (the “Brinkers Joinder,” and together with the Hoving Joinder, the “Joinders”). The Joinders set forth the purchase terms for the New Notes and the New Warrant, as applicable, and make each of Hoving and Brinkers party to the Purchase Agreement as a “Buyer,” subject to all of the representations, warranties, covenants and agreements of the Purchase Agreement in such capacity. Each of Hoving and Brinkers agreed in the Joinders that, until June 18, 2022, it will not convert all or any portion of its New Note, except in certain circumstances, without the consent of High Trail. The Binkers Joinder also sets forth the purchase terms for the purchase by Brinkers of an additional $2.5 million Senior Second Lien Secured Convertible Note having terms the same as the New Notes and an additional warrant to purchase 2,000,000 shares of Common Stock having terms the same as the New Warrant in consideration of $2 million if the Company requests such purchase and the Noteholder Majority (including Brinkers) agree.
Additionally, the Hoving Joinder provides a right of first refusal to Hoving, after the holder of the High Trail Note, to fully fund any new issuance of equity securities by the Company. If both the holder of the High Trail Note and Hoving decline such right in connection with an issuance of securities by the Company, then Hoving has a preemptive right to purchase up to 10% of the securities offered by the Company in that proposed equity issuance. The Hoving Joinder also extended the expiration dates of two series of warrants to purchase an aggregate of up to 1,704,546 shares held by Hoving to May 31, 2025 and lowered the exercise price of such warrants to $0.37 per share.
There is no material relationship between the Company or its affiliates, on the one hand, and Hoving and Brinkers, on the other hand, except that Hoving and Brinkers beneficially own other securities of the Company. The foregoing description is qualified in its entirety by the terms of the Hoving Joinder and the Brinkers Joinder, which are attached hereto as Exhibit 10.6 and Exhibit 10.7, respectively, and incorporated herein by reference.
Amendment to High Trail Note
In connection with the entry by the Company into the Omnibus Agreement and the issuance of the New Notes and the New Warrant, the Company also entered into that certain Amendment No. 4 to Senior Secured Convertible Note due 2025 (the “Amendment”) with High Trail. Under the Amendment, the Company and High Trail agreed that the Company would increase the number of shares of Common Stock reserved for issuance upon conversion of the High Trail Note, such that the Company will be required to reserve a number of shares equal to the greater of (i) 230 million shares or (ii) the quotient obtained by dividing (A) 200% of the principal amount due under the High Trail Note, plus all accrued and unpaid interest by (B) 85% of the recent trading price of the Common Stock.
There is no material relationship between the Company or its affiliates, on the one hand, and High Trail, on the other hand, except with respect to the previously disclosed High Trail Note and related instruments and agreements. The foregoing description is qualified in its entirety by the terms of the Amendment, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.
On June 19, 2021, the Company sold $17.33 million aggregate principal amount of the New Notes and the New Warrant to purchase 5,000,000 shares of Common Stock to Hoving and Brinkers in a private placement pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by each of the purchasers in the Purchase Agreement, via each purchaser’s execution of a Joinder, that it is an “accredited investor” as defined in Rule 501 under the Securities Act and that the New Notes and the New Warrant are being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof in violation of any federal or state securities laws.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1	Second Omnibus Agreement, dated as of June 18, 2021, between Pareteum Corporation and the purchasers party thereto
10.2	Senior Second Lien Secured Convertible Notes due 2025, dated June 18, 2021, made by Pareteum Corporation to Hoving & Partners Nominees Sarl in the principal amount of $6,250,000
10.3	Senior Second Lien Secured Convertible Notes due 2025, dated June 18, 2021, made by Pareteum Corporation to Hoving & Partners Nominees Sarl in the principal amount of $8,479,000
10.4	Senior Second Lien Secured Convertible Note due 2025, dated June 18, 2021, made by Pareteum Corporation to B.M.F. de Kroes – Brinkers in the principal amount of $2,601,206
10.5	Warrant to Purchase Common Stock, dated as of June 18, 2021, issued by Pareteum Corporation to Hoving & Partners Nominees Sarl
10.6	Joinder Agreement, dated as of June 18, 2021, among Pareteum Corporation, Hoving & Partners Nominees Sarl and Hoving & Partners S.A., as administrative agent
10.7	Joinder Agreement, dated as of June 18, 2021, among Pareteum Corporation, B.M.F. De Kroes-Brinkers and Hoving & Partners S.A., as administrative agent
10.8	Amendment No. 4 to Senior Secured Convertible Note due 2025, dated as of June 18, 2021, between High Trail Investments SA LLC and Pareteum Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: June 23, 2021	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer